Confidential | for discussion purposes only GOLUB CAPITAL BDC, INC. EARNINGS PRESENTATION QUARTER ENDED JUNE 30, 2025

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, registration statements on Form N-2, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including those caused by global health pandemics or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the use of borrowed money to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevating levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics or other large scale events; turmoil in Ukraine, Russia and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

Summary of Financial Results 01

◦ Declared quarterly base distribution of $0.39 per share9 for FY 2025 Q3; quarterly base distribution coverage remains strong at ~100%10 ◦ 10.4% dividend yield on June 30, 2025 NAV ◦ Profitability remained solid with adjusted net investment income per share of $0.39, or an adjusted NII ROE of 10.4%1,2 ◦ Adjusted earnings per share of $0.34, or an Adjusted ROE of 9.1%1,3 ◦ Key profitability drivers: ▪ Continued strong portfolio company performance ▪ Historically high base rates ▪ Attractive portfolio and new origination spreads ▪ Attractive borrowing costs ▪ Leading fee structure in place (i) base management fee of 1.0%, and (ii) incentive fee rate of 15.0% FY 2025 Q3 Earnings Review (Quarter Ended 6/30/25) Earnings Summary Portfolio & Credit Quality Dividend Policy ◦ Net asset value of $15.00 per share, a decrease of $0.04 per share from $15.04 as of March 31, 2025 ▪ Repurchased approximately 2.4 million shares of our common stock, at a discount to net asset value (aggregate price of $13.99 per share) ◦ GAAP debt-to-equity ratio, net increased to 1.26x5 (1.21x average for the quarter); 42% of debt funding is unsecured debt, and 82%6 floating rate debt funding ◦ Weighted average cost of debt of 5.7%7 ▪ Amended and extended the JPM Credit Facility, updating the applicable margin to a range of 1.525% to 1.775% based upon applicable borrowing base coverage, representing market tights relative to BDC peers8 ◦ Total available liquidity of $947.1 million Balance Sheet Update 4 See the slide titled “Endnotes - FY 2025 Q3 Earnings Review (Quarter Ended 6/30/25)” at the end of this presentation for footnotes. Distributions ◦ Investment portfolio increased modestly to $9.0 billion at fair value with $305.8 million in exits/sales and $556.8 million in new investment commitments ($410.8 million were funded at close) ▪ Net funds increase of $340.3 million, a 4% increase in portfolio size from March 31, 2025 ◦ Continued strong portfolio company performance with nearly 90% of the total investment portfolio having internal performance ratings of ‘4’ or ‘5’4 ◦ Non-accrual investments remain low at 0.6% as a percentage of total investments at fair value

5 Quarter Ended March 31, 2025 June 30, 2025 Net Investment Income Per Share Net investment income per share $0.37 $0.38 Amortization of purchase premium per share1 0.02 0.01 Adjusted net investment income per share2 $0.39 $0.39 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain (loss) per share ($0.07) ($0.04) Reversal of realized/unrealized loss resulting from the amortization of purchase premium per share1 (0.02) (0.01) Adjusted net realized/unrealized gain (loss) per share2 ($0.09) ($0.05) Earnings Per Share Earnings (loss) per share $0.30 $0.34 Adjusted earnings (loss) per share2 $0.30 $0.34 Net Asset Value Per Share $15.04 $15.00 Summary of Financial Results vs. Prior Quarter A See the slide titled “Endnotes - Summary of Financial Results vs. Prior Quarter” at the end of this presentation for footnotes. +A B B

GBDC Performance Drivers 02

7 $15.04 $0.38 $0.01 ($0.39) $0.00 ($0.04) ($0.01) $0.01 $15.00 March 31, 2025 NAV Net Investment Income Reversal of Amortization of Purchase Premium Quarterly Distribution Paid During June 30, 2025 Quarter Net Realized Gain (Loss) on Investments and Foreign Currency Transactions Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions Net Reversal of Realized/Unrealized Loss Resulting from the Purchase Premium¹ Accretion due to Share Repurchases June 30, 2025 NAV Modest NAV Per Share Decrease From June 30, 2025 NAV Per Share Bridge Adjusted Net Realized & Unrealized Loss: ($0.05)1 Adjusted NII: $0.391 Total Distributions: ($0.39) 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

Summary of Financial Results for the Quarter Ended June 30, 2025 03

9 Summary of Quarterly Results Quarter Ended June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Net Investment Income Per Share Net investment income per share $0.46 $0.45 $0.37 $0.37 $0.38 Amortization of purchase premium per share1 0.02 0.02 0.02 0.02 0.01 Adjusted net investment income per share1 $0.48 $0.47 $0.39 $0.39 $0.39 Net Realized/Unrealized Gain (Loss) Per Share Net realized/unrealized gain/(loss) excluding write-down of GBDC 3 purchase premium per share ($0.15) ($0.09) $0.05 ($0.07) ($0.04) Unrealized (loss) from the write-down of the GBDC 3 purchase premium per share1 (0.26) — — — — Net realized/unrealized gain (loss) per share ($0.41) ($0.09) $0.05 ($0.07) ($0.04) Reversal of unrealized (loss) resulting from the write-down of the GBDC 3 purchase premium per share1 0.26 — — — — Reversal of realized/unrealized loss resulting from the amortization of purchase premium per share1 (0.02) (0.02) (0.02) (0.02) (0.01) Adjusted net realized/unrealized gain (loss) per share1 ($0.17) ($0.11) $0.03 ($0.09) ($0.05) Earnings (Loss) Per Share Earnings (loss) per share $0.05 $0.36 $0.42 $0.30 $0.34 Adjusted earnings (loss) per share1 $0.31 $0.36 $0.42 $0.30 $0.34 Net Asset Value Per Share $15.32 $15.19 $15.13 $15.04 $15.00 Distributions paid per share $0.50 $0.49 $0.48 $0.39 $0.39 A B A B+ 1. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

10 Portfolio Highlights - New Originations Quarter Ended June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Select Portfolio Funds Roll Data (in millions) New Investment Commitments $435.0 $999.8 $1,188.1 $298.9 $556.8 Exits and Sales of Investments 544.2 395.7 450.2 390.1 305.8 Net Funds Growth1 2,472.8 367.9 449.8 (64.0) 340.3 Asset Mix of New Investments Senior Secured 8% 6% 2% 8% 10 % One Stop 89% 93% 96% 91% 87 % Junior Debt2 2% 0%* 1% 0% 1 % Equity and Other Investments 1% 1% 1% 1% 2 % Portfolio Rotation - Debt Investments Weighted average rate on new investments3 10.7% 9.9% 9.4% 9.7% 9.2 % Weighted average spread over the applicable base rate of new floating rate investments4 5.4% 5.1% 5.1% 5.4% 5.1 % Weighted average interest rate on investments that paid-off 5 11.3% 10.7% 11.3% 10.4% 9.8 % Weighted average fees on new investments 0.8% 0.8% 0.9% 0.8% 0.8% * Represents an amount less than 1% See the slide titled “Endnotes - Portfolio Highlights - New Originations” at the end of this presentation for footnotes. – Total investments at fair value increased by approximately 3.9%, or $340.3 million, during the three months ended June 30, 2025. – Total investments in portfolio companies at fair value was $9.0 billion at June 30, 2025.

11 $7,867,514 $8,235,411 $8,685,231 $8,621,220 $8,961,549 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 5,500,000 6,000,000 6,500,000 7,000,000 7,500,000 8,000,000 8,500,000 9,000,000 Portfolio Highlights – Investment Mix – The portfolio continues to be focused on first lien, senior secured loans to what we believe to be healthy, resilient middle market companies backed by strong, partnership-oriented private equity sponsors. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior * Represents an amount less than 1% 1. Junior Debt is comprised of second lien and subordinated debt. 7% 86% 7% 0%* 6% 86% 7% 1% 5% 87% 7% 1% 5% 87% 7% 1% 5% 87% 7% 1% First Lien One Stop

12 7% 5% 87% 1% Software 27% Healthcare Providers & Services 8% Insurance 6% Diversified Consumer Services 5% Specialty Retail 5%Automobiles 5% Healthcare Technology 5% Pharmaceuticals 4% Healthcare Equipment & Supplies 4% IT Services 4% Hotels, Restaurants & Leisure 4% Portfolio Highlights – Portfolio Diversity as of June 30, 2025 Investment Portfolio $8,962MM | 401 Portfolio Companies | Average Size 0.2% 1. Junior Debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Portfolio Company Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Portfolio Companies 24% Remaining Portfolio Companies 376 76% Top 10 Portfolio Companies 12% Avg Size 0.2% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 41 industries below 3% Portfolio Composition by Seniority Floating, 99% Fixed, 1% 92% First Lien

13 See the slide titled “Endnotes - Portfolio Highlights Economic Analysis” at the end of this presentation for footnotes. Portfolio Highlights – Economic Analysis: 7.3% 7.5% 9.2% 10.5% 11.5% 11.9% 12.5% 12.8% 12.3% 12.0% 11.2% 10.8% 10.6% 6.9% 7.1% 8.4% 10.0% 11.1% 11.6% 11.9% 12.4% 12.0% 11.7% 10.9% 10.5% 10.3% 4.5% 4.5% 5.5% 6.1% 6.7% 6.8% 7.3% 7.0% 5.8% 5.2% 5.0% 4.9% 4.9% 2.8% 3.0% 3.7% 4.4% 4.8% 5.1% 5.2% 5.8% 6.5% 6.8% 6.2% 5.9% 5.7% 1.0% 2.3% 3.8% 4.8% 4.9% 5.3% 5.4% 5.3% 5.3% 4.6% 4.3% 4.3% 4.3% Investment income yield⁴ Income yield⁵ Weighted average net investment spread⁶ Weighted average cost of debt ⁷ ⁸ 3-Month Secured Overnight Financing Rate (“SOFR”) March 31, 2022 June 30, 2022 September 30, 2022¹ December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023² March 31, 2024 June 30, 2024³ September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% ,

14 – Fundamental credit quality as of June 30, 2025 remained strong with nearly 90% of the investments in our portfolio at fair value having an Internal Performance Rating1 of 4 or higher as of June 30, 2025. – As of June 30, 2025, non-accrual investments remained low at 1.2% and 0.6% as a percentage of total investments at cost and fair value, respectively. – During the quarter ended June 30, 2025, the number of non-accrual investments remained at nine investments. Portfolio Highlights - Credit Quality Quarter Ended June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Non-Accrual - Total Investments Non-accrual investments at amortized cost (000s) $123,054 $142,160 $76,422 $108,218 $107,606 Non-accrual investments / total investments at amortized cost2 1.6% 1.8% 0.9% 1.2% 1.2% Non-accrual investments at fair value (000s) $70,292 $93,204 $44,067 $60,481 $56,295 Non-accrual investments / total investments at fair value3 1.0% 1.2% 0.5% 0.7% 0.6% Fair Value of Debt Investments Fair value of total debt investments as a percentage of principal (loans) 97.6% 97.8% 98.3% 98.4% 98.2% 1. Please see Internal Performance Ratings definitions on the following page. 2. For the periods ending June 30, 2024 and September 30, 2024, the ratios presented for total investments at amortized cost are calculated as (1) non-accrual debt investments at amortized cost divided by (2) total debt investments at amortized cost. 3. For the periods ending June 30, 2024 and September 30, 2024, the ratios presented for total investments at fair value are calculated as (1) non-accrual debt investments at fair value divided by (2) total debt investments at fair value.

15 Portfolio Highlights – Portfolio Ratings * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2020 2021 2022 2023 2024 December 31, 2024 March 31, 2025 June 30, 2025 5 6.1% 10.2% 4.6% 0.9% 1.9% 2.7% 1.4% 2.9% 4 72.8% 80.7% 86.8% 84.2% 85.2% 87.2% 88.3% 86.8% 3 19.7% 8.1% 7.3% 14.6% 11.6% 8.8% 8.9% 9.0% 2 1.4% 1.0% 1.3% 0.3% 1.3% 1.3% 1.4% 1.3% 1 0.0%* 0.0%* 0.0% 0.0% 0.0% 0.0%* 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower could be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

16 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 (unaudited) (audited) (unaudited) (unaudited) (unaudited) Assets Investments, at fair value $7,867,514 $8,235,411 $8,685,231 $8,621,220 $8,961,549 Cash, cash equivalents and foreign currencies 147,513 131,164 110,277 116,927 99,756 Restricted cash, cash equivalents and foreign currencies 317,201 228,388 110,597 129,457 79,017 Other assets 144,977 108,793 102,681 82,261 96,191 Total Assets $8,477,205 $8,703,756 $9,008,786 $8,949,865 $9,236,513 Liabilities Debt $4,337,697 $4,624,791 $4,919,258 $4,833,150 $5,154,001 Unamortized debt issuance costs (22,232) (25,361) (28,694) (26,232) (26,853) Interest payable 61,170 45,701 51,518 50,473 51,446 Management and income incentive fees payable 14,345 33,619 38,823 40,869 40,613 Other liabilities 32,582 10,477 10,337 8,107 21,977 Total Liabilities 4,423,562 4,689,227 4,991,242 4,906,367 5,241,184 Total Net Assets 4,053,643 4,014,529 4,017,544 4,043,498 3,995,329 Total Liabilities and Net Assets $8,477,205 $8,703,756 $9,008,786 $8,949,865 $9,236,513 Net Asset Value per Share $15.32 $15.19 $15.13 $15.04 $15.00 GAAP leverage 1.09x 1.16x 1.24x 1.21x 1.30x GAAP debt-to-equity, net1 0.98x 1.09x 1.19x 1.16x 1.26x Asset coverage2 192.2% 186.0% 180.8% 182.8% 176.8% Number of shares of common stock outstanding 264,609,056 264,277,128 265,498,597 268,831,114 266,376,416 1. GAAP debt-to-equity, net is calculated as (a) total debt reduced by (i) cash, (ii) cash equivalents and foreign currencies and (iii) restricted cash held for partial repayment on notes of certain of our securitization vehicles past their reinvestment period term (if any) divided by (b) total net assets. 2. Following stockholder approval of the application of the reduced asset coverage requirements available to business development companies to the Company, the minimum asset coverage ratio applicable to the Company decreased to 150% from 200% effective February 6, 2019.

17 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $167,957 $222,383 $217,306 $208,895 $212,899 Acquisition purchase premium amortization (3,086) (6,178) (5,686) (4,592) (3,602) Dividend and fee income 6,400 8,201 9,080 9,589 9,047 Total Investment Income $171,271 $224,406 $220,700 $213,892 $218,344 Expenses Interest and other debt financing expenses $60,116 $66,595 $79,643 $69,911 $70,698 Base management fee 14,362 20,534 21,581 21,714 22,082 Incentive fee – net investment income, net of waiver1 — 13,085 18,058 18,247 18,543 Other operating expenses 3,946 4,546 5,303 5,358 5,759 Total Expenses 78,424 104,760 124,585 115,230 117,082 Income and excise taxes 125 — (475) — — Net Investment Income after Tax $92,722 $119,646 $96,590 $98,662 $101,262 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions ($37,719) ($29,459) ($27,855) ($11,041) ($24) Net unrealized appreciation (depreciation) on investments and foreign currency translation 2,158 (1,522) 36,837 (13,718) (15,032) Net unrealized appreciation (depreciation) on investments due to purchase premium from GCIC and GBDC 3 acquisition2 3,571 6,431 5,738 4,935 3,641 Unrealized depreciation from the write-down of the GBDC 3 purchase premium2 (51,670) — — — — Net gain (loss) on investments and foreign currency ($83,660) ($24,550) $14,720 ($19,824) ($11,415) Net realized gain (loss) on extinguishment of debt — — (48) — — Provision for taxes on realized gain and unrealized appreciation on investments 190 103 52 146 211 Net Increase (Decrease) in Net Assets Resulting from Operations $9,252 $95,199 $111,314 $78,984 $90,058 Per Share Data Net Investment Income Per Share $0.46 $0.45 $0.37 $0.37 $0.38 Adjusted Net Investment Income per share2 $0.48 $0.47 $0.39 $0.39 $0.39 Earnings (Loss) Per Share $0.05 $0.36 $0.42 $0.30 $0.34 Adjusted Earnings (Loss) Per Share2 $0.31 $0.36 $0.42 $0.30 $0.34 Distributions Paid $0.50 $0.49 $0.48 $0.39 $0.39 Weighted average shares of common stock outstanding 199,969,889 264,439,678 264,343,512 266,484,213 266,844,118 See the slide titled “Endnotes - Quarterly Operating Results” at the end of this presentation for footnotes.

18 Financial Performance Highlights *The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations presented are based on (a) Adjusted Net Income for the period, as defined on the slide titled “Endnotes – Non-GAAP Financial Measures” at the end of this presentation, divided by (b) the daily weighted average of total net assets during the period presented. Adjusted Net Income is a non-GAAP measure and the Company believes this non-GAAP measure is useful as it excludes the non-cash expense/loss from the purchase premium as further described on the slide titled “Endnotes - Non- GAAP Financial Measures” at the end of this presentation. These returns do not represent an actual return to any investor in the Company. ^ Excludes impact of write-down of purchase premium. Quarterly Return on Equity and Quarterly Distributions (Last 5 Years) $0.29 $0.29 $0.29 $0.29 $0.29 $0.30 $0.30 $0.30 $0.30 $0.33 $0.33 $0.33 $0.37 $0.37 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.05 $0.05$0.07 $0.07 $0.06 $0.05 $0.04 4.0% 3.9% 3.8% 3.3% 2.8% 2.4% 2.6% 0.6% 0.3% 1.0% 2.4% 2.9% 4.0% 2.9% 3.7% 2.0%^ 2.3% 2.8% 2.0% 2.3% Regular Distribution Special Distribution Supplemental Distribution Quarterly Return on Equity* Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 $0.44 $0.41 $0.46 $0.50 $0.13 $0.49 $0.48 $0.04 $0.05

19 Long History of Strong Shareholder Returns 1. The 9.6% internal rate of return (“IRR”) on NAV is calculated using beginning of period NAV, distributions paid during the period and ending period NAV. Period beginning June 30, 2010 and ending June 30, 2025. GBDC made its initial public offering on April 15, 2010. GBDC’s 1-, 5- and 10-Year IRRs (net of fees and expenses) are 9.8%, 11.5% and 9.0%, respectively. Note: Amounts presented represent per share amounts for a hypothetical shareholder that purchased one share in GBDC’s initial public offering (“IPO”) on April 15, 2010. For illustrative purposes only; does not reflect the actual returns of a specific GBDC investor. Past performance does not guarantee future results. Sources: SEC filings and Golub Capital analysis NAV Per Share Cumulative Regular Distributions Per Share Cumulative Special Distributions Per Share Cumulative Supplemental Distributions Per Share Ap r- 10 Ju n- 10 Se p- 10 D ec -1 0 M ar -1 1 Ju n- 11 Se p- 11 D ec -1 1 M ar -1 2 Ju n- 12 Se p- 12 D ec -1 2 M ar -1 3 Ju n- 13 Se p- 13 D ec -1 3 M ar -1 4 Ju n- 14 Se p- 14 D ec -1 4 M ar -1 5 Ju n- 15 Se p- 15 D ec -1 5 M ar -1 6 Ju n- 16 Se p- 16 D ec -1 6 M ar -1 7 Ju n- 17 Se p- 17 D ec -1 7 M ar -1 8 Ju n- 18 Se p- 18 D ec -1 8 M ar -1 9 Ju n- 19 Se p- 19 D ec -1 9 M ar -2 0 Ju n- 20 Se p- 20 D ec -2 0 M ar -2 1 Ju n- 21 Se p- 21 D ec -2 1 M ar -2 2 Ju n- 22 Se p- 22 D ec -2 2 M ar -2 3 Ju n- 23 Se p- 23 D ec -2 3 M ar -2 4 Ju n- 24 Se p- 24 D ec -2 4 M ar -2 5 Ju n- 25 $14.63 $35.79 $0.73 $19.73 $15.00 As of June 30, 2025 Investors in GBDC’s 2010 IPO have achieved a 9.6% IRR on NAV1 $0.33

20 Liquidity and Investment Capacity Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $99.8 million as of June 30, 2025. – Restricted cash and cash equivalents and foreign currencies totaled $79.0 million as of June 30, 2025. Restricted cash is held in our securitization vehicles and certain of our revolving credit facilities and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment by these entities. As of June 30, 2025, $4.0 million of restricted cash was held for partial repayment on the notes of certain of our securitization vehicles that were past their reinvestment period term. Debt Facilities – Availability – JPM Credit Facility – As of June 30, 2025, subject to leverage and borrowing base restrictions, we had approximately $547.3 million of remaining commitments and availability, in the aggregate, on our $1,997.5 million revolving credit facility with JPMorgan. – GC Advisors Revolver – As of June 30, 2025, we had $300.0 million of remaining commitments and availability on our unsecured line of credit with GC Advisors. Debt Facilities – Amendments – On April 4, 2025, we amended our revolving credit facility with JPMorgan to, among other things, (i) change the applicable margin to a range of 1.525% to 1.775%, (ii) reduce the unused fee rate on all unused commitments to 0.325% from 0.375%, (iii) extend the maturity date to April 4, 2030 from August 6, 2029 and (iv) amend the accordion provision to permit increases to the total commitments to up to $3.0 billion. – On June 13, 2025, we amended our revolving credit facility with GC Advisors to, among other things, (i) increase the borrowing capacity from $200.0 million to $300.0 million, (ii) change the rate that interest accrues on each loan from the short-term applicable federal rate to the mid-term applicable federal rate and (iii) extend the maturity date to June 13, 2032.

21 GBDC Has a Stable, Highly Flexible and Low-Cost Funding Structure GBDC Debt Capital Structure* Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate1 Securitizations: GBDC 3 2022 Debt Securitization $179,529 $179,529 — January 25, 2024 January 18, 2030 3 Month SOFR + 2.00% 2024 Debt Securitization 1,364,000 1,364,000 — October 20, 2028 October 20, 2036 3 Month SOFR + 1.58% Unsecured Notes: 2026 Unsecured Notes 600,000 600,000 — N/A August 24, 2026 2.500% 2027 Unsecured Notes 350,000 350,000 — N/A February 15, 2027 2.050% 2028 Unsecured Notes2 450,000 450,000 — N/A December 5, 2028 1 Month SOFR + 3.081%2 2029 Unsecured Notes3 600,000 600,000 — N/A July 15, 2029 1 Month SOFR + 2.444%3 2029 Unsecured Notes4 150,000 150,000 — N/A July 15, 2029 3 Month SOFR + 2.012%4 Bank Facilities: JPMorgan Credit Facility5 1,997,500 1,450,188 547,312 April 4, 2029 April 4, 2030 1 Month SOFR + 10bps CSA + 1.525% - 1.775%5 GC Advisors Revolver 300,000 — 300,000 N/A June 13, 2032 Applicable Federal Rate Totals: $5,991,029 $5,143,717 $847,312 5.7%6 See the slide titled “Endnotes - Debt Capital Structure” at the end of this presentation for footnotes. * Information is presented as of June 30, 2025, except for as noted and for certain rating agency information which is as of the most recently available date. GBDC’s Investment Grade Ratings Profile Could Improve Access to Attractive Unsecured Debt Funding Structure Key Takeaways Current Rating Current Rating BBB Stable Baa2 Stable BBB- Stable • Weighted average cost of debt 5.7%6 • 42% of debt funding from unsecured notes with well laddered maturities (primarily long dated with earliest maturity in 2026) • 2.3% weighted average coupon on fixed rate 2026 and 2027 Unsecured Notes. • Total available liquidity of $947 million. • Available liquidity ~ 1.0x unfunded asset commitments

22 Common Stock and Distribution Information Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) November 17, 2023 December 1, 2023 December 15, 2023 $0.07 Supplemental $11,872 November 17, 2023 December 8, 2023 December 29, 2023 $0.37 Quarterly $62,750 February 2, 2024 February 15, 2024 March 15, 2024 $0.07 Supplemental $11,941 January 16, 2024 March 1, 2024 March 29, 2024 $0.39 Quarterly $66,528 April 19, 2024 May 2, 2024 June 21, 2024 $0.39 Quarterly $66,892 May 3, 2024 May 16, 2024 June 14, 2024 $0.06 Supplemental $10,291 June 2, 2024 June 13, 2024 June 27, 2024 $0.05 Special $13,182 June 2, 2024 August 16, 2024 September 13, 2024 $0.05 Special $13,215 August 2, 2024 August 16, 2024 September 13, 2024 $0.05 Supplemental $13,215 August 2, 2024 August 30, 2024 September 27, 2024 $0.39 Quarterly $103,072 June 2, 2024 November 29, 2024 December 13, 2024 $0.05 Special $13,214 November 14, 2024 November 29, 2024 December 13, 2024 $0.04 Supplemental $10,571 November 14, 2024 December 9, 2024 December 27, 2024 $0.39 Quarterly $103,068 February 3, 2025 March 3, 2025 March 28, 2025 $0.39 Quarterly $104,484 May 2, 2025 June 13, 2025 June 27, 2025 $0.39 Quarterly $103,891 August 1, 2025 September 15, 2025 September 29, 2025 $0.39 Quarterly $103,887² Distributions Data Fiscal Year Ending September 30, 2024 High Low End of Period First Quarter $15.31 $14.06 $15.10 Second Quarter $16.63 $15.06 $16.63 Third Quarter $17.58 $15.50 $15.71 Fourth Quarter $16.00 $14.36 $15.11 Fiscal Year Ending September 30, 2025 High Low End of Period First Quarter $15.67 $14.69 $15.16 Second Quarter $15.96 $14.46 $15.14 Third Quarter $15.28 $13.03 $14.65 Common Stock Price Data1 1. Based on closing stock price on the Nasdaq Global Market Select. 2. Estimated based on 266,376,416 shares outstanding as of August 4, 2025.

Appendix: Endnotes A

24 Endnotes - FY 2025 Q3 Earnings Review (Quarter Ended 6/30/25) 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes – Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures. 2. “Adjusted NII ROE”, or Adjusted net investment income return on equity, is calculated as (1) (a) Adjusted Net Investment Income Per Share, as defined on the slide titled “Endnotes - Non-GAAP Financial Measures at the end of this presentation and (b) annualized by multiplying by four and (2) divided by net asset value per share as of June 30, 2025. 3. “Adjusted ROE”, or Adjusted return on equity, is calculated as (1) (a) Adjusted Net Income Per Share for the period, as defined on the slide titled “Endnotes - Non-GAAP Financial Measures at the end of this presentation and (b) annualized by multiplying by four and (2) divided by net asset value per share as of June 30, 2025. 4. Please see page titled, “Portfolio Highlights – Portfolio Ratings”. 5. GAAP debt-to-equity, net is calculated as (a) total debt reduced by (i) cash, (ii) cash equivalents and foreign currencies and (iii) restricted cash held for partial repayment on notes of certain of our securitization vehicles past their reinvestment period term (if any) divided by (b) total net assets. 6. For further details on the floating debt rate debt of the 2028 and 2029 Notes, see footnotes 2, 3 & 4 on the slide titled “Endnotes - Debt Capital Structure” at the end of this presentation. 7. Represents the weighted average cost of debt as of June 30, 2025, which is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Weighted average cost of debt excludes the fair-value impact of interest rate swaps. Note that change in the fair-value of the interest rate swaps are a non-cash item and will net to zero over the life of the interest rate swaps. 8. As of June 30, 2025. The BDC peer group utilized by Golub Capital is the 15 largest publicly traded, externally managed BDCs by total balance sheet assets, excluding GBDC, as of March 31, 2025. Golub Capital has selected this group of BDCs for comparison because the Firm believes that the group represents companies that have a similar structure and size as GBDC. 9. Please see page titled, “Common Stock and Distribution Information” for payment dates of quarterly and supplemental dividends. 10. Represents adjusted net investment income before accrual (reversal) for capital gain incentive fee per share for the quarter ended June 30, 2025, divided by base quarterly distribution per share declared for FY 2025 Q3.

25 Endnotes - Summary of Financial Results vs. Prior Quarter 1. On September 16, 2019 and June 3, 2024, Golub Capital BDC, Inc. (“we”, “us”, “our”, the “Company” or “GBDC”) completed its acquisitions of Golub Capital Investment Corporation (“GCIC”) and Golub Capital BDC 3, Inc. (“GBDC 3”), respectively. Purchase premium refers to the premium paid by GBDC to acquire GCIC and GBDC 3 in excess of the fair value of the assets acquired. Each acquisition was accounted for under the asset acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s or GBDC 3’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC or GBDC 3 investments acquired by GBDC pro-rata based on their relative fair value. Immediately following each acquisition, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the each asset acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC or GBDC 3 loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC or GBDC 3 equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC or GBDC 3 equity securities acquired. 2. Due to the purchase accounting for the GCIC and GBDC 3 acquisitions, as a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

26 Endnotes - Non-GAAP Financial Measures 1. On September 16, 2019 and June 3, 2024, the Company completed its acquisitions of GCIC and GBDC 3, respectively. Each acquisition was accounted for under the asset acquisition method of accounting in accordance with ASC 805-50, Business Combinations — Related Issues. Under asset acquisition accounting, where the consideration paid to GCIC’s or GBDC 3’s stockholders exceeded the relative fair values of the assets acquired, the premium paid by GBDC was allocated to the cost of the GCIC or GBDC 3 investments acquired by GBDC pro-rata based on their relative fair value. Immediately following each acquisition, GBDC recorded its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC or GBDC 3 assets acquired was immediately recognized as unrealized depreciation on the Company's Consolidated Statement of Operations. The purchase premium allocated to investments in loan securities will amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC or GBDC 3 loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities will not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC or GBDC 3 equity securities acquired and disposition of such equity securities at fair value, the Company will recognize a realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC or GBDC 3 equity securities acquired. As a supplement to GAAP financial measures, the Company has provided the following non-GAAP financial measures: • “Adjusted Net Investment Income” and “Adjusted Net Investment Income Per Share” - excludes the amortization of the purchase premium from net investment income calculated in accordance with GAAP. • “Adjusted Net Realized and Unrealized Gain/(Loss)” and “Adjusted Net Realized and Unrealized Gain/(Loss) Per Share” - excludes the unrealized loss resulting from the purchase premium write-down and the corresponding reversal of the unrealized loss resulting from the amortization of the premium on loans or from the sale of equity investments from the determination of realized and unrealized gain/(loss) in accordance with GAAP. • “Adjusted Net Income”, “Adjusted Net Income Per Share” and “Adjusted Earnings/(Loss) Per Share” – calculates net income and earnings per share based on Adjusted Net Investment Income and Adjusted Net Realized and Unrealized Gain/(Loss). The Company believes that excluding the financial impact of the purchase premium in the above non-GAAP financial measures is useful for investors as this is a non-cash expense/ loss and is one method the Company uses to measure its financial condition and results of operations. In addition to the non-GAAP financial measures above, the Company has provided the non-GAAP financial measure “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee” and “Adjusted Net Investment Income Before Accrual for Capital Gain Incentive Fee Per Share”, which excludes the accrual for the capital gain incentive fee required under GAAP (including the portion of such accrual that is not payable under GBDC’s investment advisory agreement) from Adjusted Net Investment Income. The Company believes excluding the accrual of the capital gain incentive fee as a non-GAAP financial measure is useful as a portion of such accrual is not contractually payable under the terms of either the Company’s current investment advisory agreement with GC Advisors, which was effective June 3, 2024, or its prior investment advisory agreement with GC Advisors, (each an, “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under either Investment Advisory Agreement. As of June 30, 2025, there was no cumulative capital gain incentive fee accrued by the Company in accordance with GAAP, and none was payable as a capital gain incentive fee pursuant to the current Investment Advisory Agreement as of June 30, 2025. Any payment due under the terms of the current Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company paid capital gain incentive fees in the amounts of $1.2 million and $1.6 million calculated in accordance with its prior Investment Advisory Agreement as of December 31, 2017 and 2018, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although these non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. Refer to slide ‘Summary of Quarterly Results’ for a reconciliation to the nearest GAAP measures. 2. Purchase premium refers to the premium paid by GBDC to acquire GCIC and GBDC 3 in excess of the fair value of the assets acquired.

27 Endnotes - Quarterly Operating Results 1. For the quarters ended June 30, 2024 and September 30, 2024, GC Advisors unilaterally agreed to irrevocably waive $14.4 million and $7.8 million of income incentive fees, respectively, calculated under the Investment Advisory Agreement. 2. As a supplement to GAAP financial measures, the Company is providing additional non-GAAP measures. See the slide titled “Endnotes - Non-GAAP Financial Measures” at the end of this presentation for further description on the non-GAAP financial measures.

28 Endnotes - Portfolio Highlights - New Originations 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior Debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a SOFR, Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 5. Excludes the disposition of non-accrual assets.

29 Endnotes - Portfolio Highlights Economic Analysis 1. The income yield presented for the quarter ended September 30, 2022 excludes the one-time recognition of $2.0 million of previously deferred interest income resulting from the repayment and refinancing of former non-accrual loans, which are included in the calculation of the investment income yield for the quarter ended September 30, 2022. The income yield was 8.6% for the quarter ended September 30, 2022 when including the $2.0 million of interest income. 2. The income yield presented for the quarter ended September 30, 2023 excludes the one-time recognition of $3.7 million of previously deferred interest income resulting from a former non-accrual loan returning to accrual status, which is included in the calculation of the investment income yield for the quarter ended September 30, 2023. The income yield was 12.2% for the quarter ended September 30, 2023, when including the $3.7 million of interest income. 3. The income yield presented for the quarter ended June 30, 2024 excludes the one-time reversal of $2.5 million of previously recognized interest income resulting from loans that were restructured or placed on non-accrual status, which is included in the calculation of the investment income yield for the quarter ended June 30, 2024. The income yield was 11.8% for the quarter ended June 30, 2024, when including the $2.5 million reversal of previously recognized interest income. 4. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, accrued PIK/non-cash dividend income, and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Investment income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 5. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash and accrued PIK/non-cash dividend income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. Income yield excludes any amortization of purchase price premium as further described in the Endnotes at the end of the presentation. 6. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 7. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 8. Weighted average cost of debt excludes the fair-value impact of interest rate swaps. Including the impact of the fair-value of interest rate swaps, the weighted average cost of debt is 5.7%, 5.9%, 6.6%, 6.1%, 7.2%, 5.5% and 5.4% as of June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively. Note that change in the fair-value of the interest rate swaps are a non-cash item and will net to zero over the life of the interest rate swaps.

30 1. Interest rate for securitizations represents the weighted average spread over 3-month SOFR for the various tranches of issued notes, excluding tranches retained by the Company. For bank facilities, the interest rate represents the interest rate as stated in the applicable credit agreement. 2. In connection with the issuance of the 2028 Notes, we entered into an interest rate swap agreement for a total notional amount of $225 million that matures on December 5, 2028. Under the agreement, GBDC receives a fixed interest rate of 7.310% and pays a floating interest rate of one-month SOFR plus 3.327%. On April 11, 2024, in connection with the previously issued 2028 Unsecured Notes we entered into an interest rate swap agreement for a total notional amount of $225 million. Under the agreement, GBDC receives a fixed interest rate of 7.310% and pays a floating interest rate of one-month SOFR plus 2.835%. The weighted average floating interest rate of both swaps is one-month SOFR plus 3.081%. 3. In connection with the issuance of the 2029 Notes, we entered into an interest rate swap agreement for a total notional amount of $600 million that matures on July 15, 2029. Under the agreement, GBDC receives a fixed interest rate of 6.248% and pays a floating interest rate of one-month SOFR plus 2.444%. 4. On December 3, 2024, in connection with the issuance of an additional $150 million in aggregate principal amount of the 2029 Unsecured Notes we entered into an interest rate swap agreement for a total notional amount of $150 million. Under the agreement, GBDC receives a fixed interest rate of 5.881% and pays a floating interest rate of three-month SOFR plus 2.012%. 5. The interest rate on the JPMorgan Credit Facility ranged from 1 month SOFR + 1.525% to 1 month SOFR + 1.775%. SOFR borrowings are subject to an additional spread adjustment of 0.10%. 6. Represents the weighted average cost of debt as of June 30, 2025, which is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Weighted average cost of debt excludes the fair-value impact of interest rate swaps. Note that change in the fair-value of the interest rate swaps are a non-cash item and will net to zero over the life of the interest rate swaps. Endnotes - Debt Capital Structure